EXHIBIT (16)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.


                                POWER OF ATTORNEY


         POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Jeffery M. Wilson, Robert H. Nelson, James D. Alt, Steven G. Lentz and Christopher O. Petersen (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead in any and all capacities, to make, execute and sign the Registration Statement for First American Investment Funds, Inc. (the "Corporation") on Form N-14 under the Securities Act of 1933, as amended, and any and all amendments thereto and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Corporation, said Registration Statement, any such amendment, and any and all subsequent supplement thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Corporation and the undersigned officers and directors themselves might or could do.

DATED: December 4, 2002


/s/ John M. Murphy, Jr.                     /s/ Roger A. Gibson
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John M. Murphy, Jr.                         Roger A. Gibson


/s/ Andrew M. Hunter III                    /s/ Leonard W. Kedrowski
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Andrew M. Hunter III                        Leonard W. Kedrowski


/s/ Richard K. Riederer                     /s/ Joseph D. Strauss
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Richard K. Riederer                         Joseph D. Strauss


/s/ Virginia L. Stringer                    /s/ James M. Wade
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Virginia L. Stringer                        James M. Wade